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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 18, 1997
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


           NEBRASKA                  1-11515                47-0658852
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  (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)           File Number       (dentification Number)

2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                        68124
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

              The original document is comprised of seven pages.

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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
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Item 5.  Other Events:
----------------------

         On November 18, 1997, Commercial Federal Corporation (the Corporation) announced at its 1997 Annual Meeting that stockholders had approved proposals for 1) an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares, and 2) an amendment to the Corporation's Articles of Incorporation to establish a variable range for the number of members on the Board of Directors from nine to 12 members.

         In addition, the Corporation announced that the Commercial Federal Board of Directors had authorized a three-for-two stock split to be effected in the form of a 50 percent stock dividend. Par value will remain at $.01 per share. Fractional shares will be paid in cash. The Board also declared a quarterly cash dividend of $.055 per common share which represents an increase of 17.9% from last quarter when the Corporation paid $.0467 per common share after adjusting for the announced three-for-two split. The stock dividend, payable to stockholders of record as of November 28, 1997, will be distributed on December 15, 1997. The cash dividend for the quarter ended December 31, 1997, payable to stockholders of record on December 31, 1997, will be paid on January 14, 1998.

Item 7.  Financial Statements and Exhibits:
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(c)  Exhibits:

     Exhibit 99.  Press Release dated November 18, 1997.

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  November 18, 1997         /s/  James A. Laphen
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                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  November 18, 1997         /s/  Gary L. Matter
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                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary (Principal
                                 Accounting Officer)


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